LJM Preservation and Growth Fund

Class A LJMAX

Class C LJMCX

Class I LJMIX

LJM Income Plus Fund

Class A LJIAX

Class C LJICX

Class I LJIIX

Series of Two Roads Shared Trust

Supplement dated December 11, 2012
to the Statement of Additional Information (“SAI”) dated November 1, 2012

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Effective immediately, the paragraph following the sub-heading entitled “Regulatory Aspects of Derivative Use” under the section entitled “Types of Investments” on page 15 of the SAI is hereby deleted in its entirety and replaced with the following:

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that will subject the adviser of a registered investment company to registration with the CFTC as a commodity pool operator (“CPO”) if the company is unable to meet certain trading and marketing limitations. These rules will become effective on January 1, 2013. In order to comply with these regulatory changes adopted by the CFTC, the Fund’s Adviser has registered as a CPO and intends to comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses.  Other potentially adverse regulatory initiatives could also develop.  A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens for the Adviser and the Fund.

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This Supplement and the existing Prospectus and SAI dated November 1, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-LJM-FUND.